AMENDMENT TO PURCHASE AND SALE AGREEMENT
THIS AMENDMENT TO PURCHASE AND SALE AGREEMENT (this “Amendment”) is made as of the 16th day of March, 2016, by and between THE MAINE WATER COMPANY, a Maine business corporation (“Seller”), and COASTAL MOUNTAINS LAND TRUST, a Maine nonprofit corporation (“Buyer”).
WHEREAS, Seller and Buyer entered into a certain Purchase and Sale Agreement dated March 11,2016 (the “Agreement”) relating to Conservation Easements to be granted by Seller to Buyer with respect to certain lots or parcels of land located on the north and south sides of Route 17 in the Towns of Rockport, Camden and Hope, Knox County, Maine; and
WHEREAS, Seller and Buyer wish to amend the Agreement.
NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Seller and Buyer hereby agree as follows:
The date set forth in Section 7(c) of the Agreement by which Seller and Buyer are to reach agreement on the final terms of the Conservation Easements is hereby extended to May 1, 2016.
Seller and Buyer hereby ratify and confirm all terms and provisions of the Agreement and agree that, except as amended by this Amendment, all terms and provisions of the Agreement shall remain in full force and effect.
This Amendment maybe simultaneously executed in any number of counterparts, each of which when so executed and delivered shall be an original, but such counterparts shall constitute one and the same instrument. This Amendment may be transmitted between the parties by facsimile machine or by email attachment and signatures appearing on faxed or emailed instruments shall be treated as original signatures. Both a faxed or emailed version containing either original, faxed or emailed signatures of all parties, and multiple counterparts of the same version each containing separate original, faxed or emailed signatures of the parties, shall be binding on them.
IN WITNESS WHEREOF, the parties hereto have executed or caused this instrument to be executed as of the date and year first above written by their duly authorized representatives.

WITNESS:	SELLER:
The Maine Water Company
/s/ Robert Theriault	/s/ Judith E. Wallingford
By: Judith E. Wallingford
Its President

WITNESS:	BUYER:
Coastal Mountains Land Trust
/s/ Ian Stewart	/s/ James A. Krosschell
By: James A. Krosschell
Its President

THIS SECOND AMENDMENT TO PURCHASE AND SALE AGREEMENT (this “Second Amendment”) is made as of the 23u1 day of November, 2016, by and between THE MAINE WATER COMPANY, a Maine business corporation (“Seller”), and COASTAL MOUNTAINS LAND TRUST, a Maine nonprofit corporation (“Buyer”).
WHEREAS, Seller and Buyer entered into a certain Purchase and Sale Agreement dated March 11, 2016 (the “Agreement”) relating to Conservation Easements to be granted by Seller to Buyer with respect to certain lots or parcels of land located on the north and south sides of Route 17 in the Towns of Rockport, Camden and Hope, Knox County, Maine; and
WHEREAS, Seller and Buyer amended the Agreement pursuant to a certain Amendment to Purchase and Sale Agreement dated as of March 16,2016 (the “Amendment”); and
WHEREAS, Seller and Buyer wish to further amend the Agreement.
NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Seller and Buyer hereby agree as follows:
A. The date set forth in Section 3 of the Agreement by which Buyer is to convey any title objections with respect to the Premises is hereby extended to April 1,2017; and
B. The date set forth in Section 7 (a) of the Agreement by which Buyer is to convey any environmental or other site inspection issues with respect to the Premises is hereby extended to April 1,2017.
Seller and Buyer hereby ratify and confirm all terms and provisions of the Agreement, as previously amended by the Amendment, and agree that, except as further amended by this Second Amendment, all terms and provisions of the Agreement, as previously amended by the Amendment, shall remain in full force and effect.
This Second Amendment may be simultaneously executed in any number of counterparts, each of which when so executed and delivered shall be an original, but such counterparts shall constitute one and the same instrument. This Second Amendment may be transmitted between the parties by facsimile machine or by email attachment and signatures appearing on faxed or emailed instruments shall be treated as original signatures. Both a faxed or emailed version containing either original, faxed or emailed signatures of all parties, and multiple counterparts of the same version each containing separate original, faxed or emailed signatures of the parties, shall be binding on them.
IN WiTNESS WHEREOF, the parties hereto have executed or caused this instrument to be executed as of the date and year first above written by their duly authorized representatives.
[End of page. Execution pages follow.)

WITNESS:	SELLER:
The Maine Water Company
/s/ Robert Theriault	/s/ Judith E. Wallingford
By: Judith E. Wallingford
Its President

THIS THIRD AMENDMENT TO PURCHASE AND SALE AGREEMENT (this “Third Amendment”) is made as of the 13th day of October, 2017, by and between THE MAINE WATER COMPANY, a Maine business corporation (“Seller”), and COASTAL MOUNTAINS LAND TRUST, a Maine nonprofit corporation (“Buyer”).
WHEREAS, Seller and Buyer entered into a certain Purchase and Sale Agreement dated March 11,2016 (the “Agreement”) relating to Conservation Easements to be granted by Seller to Buyer with respect to certain lots or parcels of land located on the north and south sides of Route 17 in the Towns of Rockport, Camden and Hope, Knox County, Maine; and
WHEREAS, Seller and Buyer amended the Agreement pursuant to a certain Amendment to Purchase and Sale Agreement dated as of March 16, 2016 (the “First Amendment”); and
WHEREAS, Seller and Buyer further amended the Agreement pursuant to a certain Second Amendment to Purchase and Sale Agreement dated as of November 23, 2016 (the “Second Amendment”) and
WHEREAS, Seller and Buyer wish to further amend the Agreement.
NOW, THEREFORE, for good and valuable consjderation, the receipt and sufficiency of which is hereby acknowledged, Seller and Buyer hereby agree as follows:
A. The amount of the Ragged Mountain Mirror Lake CE Deposit set forth in Section
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4(b)(i) of the Agreement shall be increased from Ten Thousand Dollars to One Hundred Thousand Dollars ($100,000), said additional Ninety Thousand Dollars ($90,000)to be delivered by Buyer to Seller within three (3) business days following the date of this Third Amendment. Failure of Buyer to deliver said additional funds to Seller within said period shall be deemed a default under the Agreement; and
B. The date set forth in Section 6(a) of the Agreement by which the Closing of the Ragged Mountain-Mirror Lake Conservation Easement sale is to occur is hereby extended to June 30th, 2018.
Seller and Buyer hereby ratii~’ and confirm all terms and provisions of the Agreement, as previously amended by the First Amendment and the Second Amendment, and agree that, except as further amended by this Third Amendment, all terms and provisions of the Agreement, as previously amended by the First Amendment and the Second Amendment, shall remain in full force and effect.
This Third Amendment may be simultaneously executed in any number of counterparts, each of which when so executed and delivered shall be an original, but such counterparts shall constitute one and the same instrument. This Third Amendment may be transmitted between the parties by facsimile machine or by email attaclunent and signatures appearing on faxed or emailed instruments shall be treated as original signatures. Both a faxed or cmailed version containing either original, faxed or cmailed signatures of all parties, and multiple counterparts of the same version each containing separate original, faxed or emailed signatures of the parties, shall be binding on them.

WITNESS:	BUYER:
Coastal Mountains Land Trust
/s/ Ian Stewart	/s/ James A. Krosschell
By: James A. Krosschell
Its President

WITNESS:	SELLER:
The Maine Water Company
/s/ Greg Leighton	/s/ Richard Knowlton
By: Richard Knowlton
Its President